Exhibit (24)(a)

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Cathleen Black
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Harold Brown
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Juergen Dormann
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Nannerl O. Keohane
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Charles F. Knight
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Lucio A. Noto
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ John B. Slaughter
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day January, 1997.


                                   /s/ Alex Trotman
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Lodewijk C. van Wachem
                                   -------------------------------
                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Charles M. Vest
                                   -------------------------------
                                   Director

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock o the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ Louis V. Gerstner, Jr.
                                   -----------------------------------
                                   Louis V. Gerstner, Jr.
                                   Chairman and Chief Executive Officer

                       POWER OF ATTORNEY OF JOHN R. JOYCE

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, John
E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ John R. Joyce
                                   ---------------------------------
                                   John R. Joyce
                                   Vice President and Controller

                     POWER OF ATTORNEY OF G. RICHARD THOMAN

      KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on an appropriate form, for shares of capital stock of the Corporation to be issued in connection with the acquisition by the Corporation of NetObjects, Inc., hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                   /s/ G. R. Thoman
                                   ---------------------------------
                                   G. R. Thoman
                                   Senior Vice President and
                                   Chief Financial Officer